Exhibit 99.2


                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                   [ ]

   Name and Address:                                Standard General Master
                                                    Fund L.P.
                                                    Walkers SPV Limited
                                                    Walker House
                                                    Mary Street
                                                    George Town
                                                    Grand Cayman
                                                    Cayman Islands KY1-1002

   Issuer and Ticker Symbol:                        Penn Octane Corporation
                                                    (POCC)

   Date of Earliest Transaction:                    5/29/08

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                5/29/08
   Transaction Code:                                P
   Securities Acquired:                             40,000
   Acquired or Disposed:                            A
   Price:                                           $1.7742
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     3,479,918
   Nature of Indirect Beneficial Ownership:

   Title of Security:                               Common Stock
   Transaction Date:                                5/30/08
   Transaction Code:                                P
   Securities Acquired:                             121,500
   Acquired or Disposed:                            A
   Price:                                           $1.9069
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     3,601,418
   Nature of Indirect Beneficial Ownership:

   Signature:                                       STANDARD GENERAL MASTER
                                                    FUND L.P.


                                                    By: /s/ Scott Cohen
                                                        ------------------------
                                                        Name:  Scott Cohen
                                                        Title: Attorney-in-Fact